MONROE BANK & TRUST

Earnings Presentation
3rd Quarter 2018

OCTOBER 26, 2018

Financials as of September 30, 2018

Forward-Looking Statements

CAUTIONARY STATEMENTS

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could case our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.


MONROE BANK & TRUST
MONROE BANK & TRUST

Agenda

- Financial Highlights
- Performance Metrics & Financial Overview
- Loan & Economic Trends
- Closing Comments

MONROE BANK & TRUST

Financial Highlights

QUARTERLY EARNINGS

Financial Highlights

- Earnings for Q3 2018 reflect a gain of $4,974,000 compared to Q3 2017, which reflected net income of $3,933,000.
  - Core pre-tax earnings* increased by $1,033,000, or 20% compared to Q3 2017.
  - Bulk of earnings improvement is the result of increased NII and lower tax rate.
- NII for the quarter improved by 9.6% compared to Q3 2017.
  - Q2 2018 to Q3 2018 was up 3.5%.
- NIM was at 3.62% for Q3 2018, up significantly from 3.38% in Q3 2017.
- Allowance for loan losses remains healthy, 1.06% of loans outstanding.

*Net of ORE and securities gains and losses.

MONROE BANK & TRUST

Performance Metrics & Financial Overview

–

QUARTERLY EARNINGS

Net Interest Income – Q3 2018

Net Interest Income ($000)


$9,290
$9,244
$9,515
$9,574
$9,595
$9,864
$10,231
$10,373
$10,536
$10,833
$11,217
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3

Net Interest Margin


3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3

- NII for Q3 2018 increased $986,000, or 9.6% from Q3 2017.
- Yield on earning assets increased 35bps to 3.81%. Loan portfolio yield increased from 4.68% to 4.84%. Investment portfolio yield increased from 1.90% to 2.22%.
- On a linked quarter basis, the cost of interest bearing liabilities increased 10bps to 0.29%.

Loan Loss Expense – Q3 2018

Loan Loss Activity ($000)


$150
$100
$50
$0
-$50
-$100
-$150
-$200
$97
-$125
-$28
Charge-Offs
Recoveries
Net Losses

- A Provision for Loan Loss was not recorded in Q3 2018 or Q3 2017.
- Allowance for loan loss increased to $8.0M, 1.06%.

Fee Income – Q3 2018

Fee Income


Other
33%
Weath
Mgt
30%
Service
Charges
25%
BOLI
9%
Loan
Fees
4%

Fee Income Trends ($000)


$5,000
$4,000
$3,000
$2,000
$1,000
$0
2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3
Weath Mgt
Service Charges
BOLI
Loan Fees
Other

- Non-Interest Income* increased $253,000 compared to Q3 2017.
- Debit card activity continues to increase.
- Sales of fixed rate mortgage loans increased in Q3 2018.

*ex. Gains and losses on Securities and ORE transactions.

Expenses – Q3 2018

Expense Trends ($000)


$15,000
$10,000
$5,000
$0
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
Non-Interest Expense
Salary & Benefits
Tax Expense
FDIC Insurance Assessment

Efficiency Ratio


80%
70%
60%
50%
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3

- Non-Interest Expense increased $206,000 or 2.3% compared to Q3 2017.
- Q3 2018 tax expense of $1,127,000 reflects an effective tax rate of 18.5%.
- Our statutory rate is 21% in 2018, and we expect our effective rate to remain slightly above 18% of our pre-tax operating income for Q4 2018.

Monroe Bank & Trust

Loan & Economic Trends

QUARTERLY EARNINGS

Economic & Lending Trends

- Average loan totals quarter over quarter increased by $24.2MM or 3.3%.
- For the past 12 months, the average increase totaled $64.7MM or 9.4%.
- Year-to-date, the average loan balance increased by $57MM, which is an annualized rate of 11%.
- Over past 12 months, unfunded commitments increased from $102MM to $135MM.


MONROE
BANK &
TRUST

Commercial Loan Pipeline & Loan Portfolio Trends

Commercial Loan Pipeline* ($ millions)


$89.2
$38.4
Jun 14
Sept 14
Dec 14
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17
Mar 18
Jun 18
Sept 18

Loan Portfolio ($ thousands)


$752,895
$618,723
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17
Mar 18
Jun 18
Sept 18

- The commercial loan pipeline averaged $82MM in 2017 and has averaged $95MM to date in 2018.
- Average loan balances are expected to increase further in Q4 2018.

Credit Quality Trends

Total Delinquency


2.49%
0.62%
Dec 13
Mar 14
Jun 14
Sept 14
Dec 14
Mar 15
Jun 15
Sept 15
Dec 15
Mar 16
Jun 16
Sept 16
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17
Mar 18
Jun 18
Sept 18

Adversely Classified Items Coverage Ratio


126.0%
75.5%
40.0%
18.7%
11.0%
6.6%
7.4%
7.2%
8.4%
Dec 12
Dec 13
Dec 14
Dec 15
Dec 16
Dec 17
Mar 18
Jun 18
Sept 18

- Bank-wide delinquency total has been at or below 1.0% for 8 consecutive quarters; Q3 2018 ended at 0.62%.
- Although Classified Assets to Capital increased for the quarter to 8.4%, the long-term trend is expected to return in the 4th quarter.

Monroe Bank & Trust

Closing Comments

QUARTERLY EARNINGS


SARD & SON'S STATE BANK

Closing Comments

KEY RESULTS FOR THE QUARTER

- Continued strength in core earnings for all relevant categories.
- Optimistic for continued loan growth.
- Continue to shift toward higher earning asset mix.
- Board of Directors has approved a quarterly dividend of $.10/share.
  - Payable to shareholders of record as of November 8th, payable on November 15th.
- Definitive Agreement announced on October 10th to merge with First Merchants Corporation.

Q & A



H. DOUGLAS CHAFFIN
President & CEO



JOHN L. SKIBSKI
EVP, CFO & RISK MANAGEMENT DIRECTOR



THOMAS G. MYERS
EVP, Chief Lending Manager & Sales Director

MBT

MONROE BANK
& TRUST